Exhibit 3.23

Corporations Section	Roger Williams
P.O. Box 13697	Secretary of State
Austin, Texas 78711-3697

Office of the Secretary of State

The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:

TEXAS MARKET TIRE, INC.

Filing Number: 109577900

Articles Of Incorporation	November 28, 1988
Assumed Name Certificate	January 23, 1989
Assumed Name Certificate	January 24, 1989
Assumed Name Certificate	March 20, 1989
Change Of Registered Agent/Office	October 27, 1997
Articles Of Amendment	October 27, 1997
Assumed Name Certificate	December 27, 1997
Assumed Name Certificate	December 27, 1997
Public Information Report (PIR)	December 31, 2001
Public Information Report (PIR)	December 31, 2002
Public Information Report (PIR)	December 31, 2003
Certificate of Assumed Business Name	June 14, 2004
Certificate of Assumed Business Name	June 14, 2004
Articles of Amendment	July 08, 2004
Change of Registered Agent/ Office	August 26, 2004
Certificate of Assumed Business Name	September 03, 2004
Public Information Report (PIR)	December 31, 2004

In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on March 04, 2005.

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555	Fax: (512) 463-5709	TTY: 7-1-1
Prepared by: SOS-WEB		Document: 84300940005

Corporations Section	Roger Williams
P.O. Box 13697	Secretary of State
Austin, Texas 78711-3697

Office of the Secretary of State

/s/ Roger Williams
Roger Williams
Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
Phone: (512) 463-5555	Fax: (512) 463-5709	TTY: 7-1-1
Prepared by: SOS-WEB		Document: 84300940005

ARTICLES OF INCORPORATION

OF

TEXAS MARKET TIRE, INC.

I, the undersigned natural person, being eighteen (18) years of age or more, being a citizen of the State of Texas, acting as incorporator for the corporation under the Texas Business Corporation Act, hereby adopt the following Articles of Incorporation for such corporation.

ARTICLE I

Name

The name of the corporation is TEXAS MARKET TIRE, INC.

ARTICLE II

Duration

The period of its duration is perpetual.

ARTICLE III

Purpose

The purposes for which this corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

ARTICLE IV

Stock

The aggregate number of shares the corporation shall have authority to issue is 1,000,000 shares of common stock with $1.00 par value.

ARTICLE V

Address

The street address of the initial registered office of the corporation is 1502 East 36th, Lubbock, Texas 79404, and the name of its initial registered agent at such address is MEL G. SHOOK.

ARTICLE VI

Commencement of Business

The corporation will not commence business until it has received for the issuance of its shares consideration consisting of money, labor done or property actually received, not less than $1,000.00.

ARTICLE VII

Preemptive Rights

The shareholders of the corporation shall have the preemptive rights to acquire unissued or Treasury shares of the corporation or obligations of the corporation convertible into shares.

ARTICLE VIII

Cumulative Voting

Cumulative voting for election of Directors shall not be allowed.

ARTICLE IX

Directors

The number of directors shall be at least one (1) but not more than ten (10), and the number of directors constituting the initial Board of Directors is three (3), and the names and addresses of the persons who are to serve as Directors until their successors are elected and qualified:

MEL G. SHOOK

5227 89TH STREET

LUBBOCK, TEXAS 79424

MELVIN C. SHOOK, JR.

3411 RIVERPATH

SAN ANTONIO, TEXAS 78230

JERRY G. HALE

3501 101ST STREET

LUBBOCK, TEXAS 79423

ARTICLE X

Incorporator

The name and address of the incorporator is :

BENNETT G. COOK

2118 Broadway

P.O. Drawer 10986

Lubbock, Texas 79408-3986

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of November, 1988

/s/ Bennett G. Cook
BENNETT G. COOK

THE STATE OF TEXAS

COUNTY OF LUBBOCK

BEFORE ME, the undersigned authority, on this day personally appeared BENNETT G. COOK, who being by me duly sworn, declared that he is the person who signed the foregoing document as incorporator and that the statements contained therein are true.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 18th day of November, 1988.

/s/ Julia K. Mecklin
Notary Public State of Texas

Notary’s Printed Name and
Commission Expiration

ASSUMED NAME CERTIFICATE

OF

TEXAS MARKET TIRE, INC.

STATE OF TEXAS	) (
) (
COUNTY OF LUBBOCK	) (

I, MEL G. SHOOK, President of TEXAS MARKET TIRE, INC., a Texas Corporation, for the purpose of complying with Section 36.11 of the Business and Commerce Code of the State of Texas, do hereby certify the following facts:

1. That the assumed name under which the corporation will conduct and transact business is SHOOK TIRE COMPANY of Lubbock, Lubbock County, Texas.

2. That the true and full name of the corporation conducting and transacting the business is TEXAS MARKET TIRE, INC., and the charter number is 01095779.

3. The state, country or other jurisdiction under which laws the corporation was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1502 East 36th Street, Lubbock, Texas 79404.

4. The corporation is required to maintain a registered office in Texas, and the address of the registered office is 1502 East 36th Street, Lubbock, Texas 79404, and the name of its registered agent at this address is MEL G. SHOOK.

5. The corporation will use the assumed name from January 1, 1989 until December 31, 1999.

6. The corporation is transacting business under its assumed name in Lubbock County, Texas.

I have signed this certificate this 19th day of January 1989.

TEXAS MARKET TIRE, INC.

BY:	/s/ Mel G. Shook
MEL G. SHOOK, President

STATE OF TEXAS	) (
) (
COUNTY OF LUBBOCK	) (

BEFORE ME, a Notary Public, on this day personally appeared MEL G. SHOOK, known to me to be the person whose name is subscribed to the foregoing document and being by __ first duly sworn, declared that the statements therein contained are true and correct.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 19th day of January, 1989.

/s/ Kelley Griffith
Notary Public, State of Texas

Kelley Griffith 12-12-89
Notary’s Printed Name and
Commission Expiration

ASSUMED NAME CERTIFICATE OF TEXAS MARKET TIRE, INC.

STATE OF TEXAS	) (
) (
COUNTY OF LUBBOCK	) (

I, MEL G. SHOOK, President of TEXAS MARKET TIRE, INC., a Texas Corporation, for the purpose of complying with Section 36.11 of the Business and Commerce Code of the State of Texas, do hereby certify the following facts:

1. That the assumed name under which the corporation will conduct and transact business is BIG STATE TIRE SUPPLY of Lubbock and Randall Counties, Texas.

2. That the true and full name of the corporation conducting and transacting the business is TEXAS MARKET TIRE, INC., and the charter number is 01095779.

3. The state, country or other jurisdiction under which laws the corporation was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1502 East 36th Street, Lubbock, Texas 79404.

4. The corporation is required to maintain a registered office in Texas, and the address of the registered office is 1502 East 36th Street, Lubbock, Texas 79404, and the name of its registered agent at this address is MEL G. SHOOK.

5. The corporation will use the assumed name from January 1, 1989 until December 31, 1999.

6. The corporation is transacting business under its assumed name in Lubbock and Randall Counties, Texas.

I have signed this certificate this 19th day of January, 1989.

TEXAS MARKET TIRE, INC.

BY:	/s/ Mel G. Shook
MEL G. SHOOK, President

STATE OF TEXAS	) (
) (
COUNTY OF LUBBOCK	) (

BEFORE ME, a Notary Public, on this day personally appeared MEL G. SHOOK, known to me to be the person whose name is subscribed to the foregoing document and being by me first duly sworn, declared that the statements therein contained are true and correct.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 19th day of January, 1989.

/s/ Kelly Griffith
Notary Public, State of Texas

Kelly Griffith 12-12-89
Notary’s Printed Name and Commission Expiration

ASSUMED NAME CERTIFICATE

OF

TEXAS MARKET TIRE, INC.

STATE OF TEXAS	) (
) (
COUNTY OF LUBBOCK	) (

I, MEL G. SHOOK, President of TEXAS MARKET TIRE, INC., a Texas Corporation, for the purpose of complying with Section 36.11 of the Business and Commerce Code of the State of Texas, do hereby certify the following facts:

1. That the assumed name under which the corporation will conduct and transact business is BIG STATE TIRE SUPPLY of Lubbock and Randall Counties, Texas.

2. That the true and full name of the corporation conducting and transacting the business is TEXAS MARKET TIRE, INC., and the charter number is 01095779.

3. The state, country or other jurisdiction under which laws the corporation was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1502 East 36th Street, Lubbock, Texas 79404.

4. The corporation is required to maintain a registered office in Texas, and the address of the registered office is 1502 East 36th Street, Lubbock, Texas 79404, and the name of its registered agent at this address is MEL G. SHOOK.

5. The corporation will use the assumed name from January 1, 1989 until December 31, 1999.

6. The corporation is transacting business under its assumed name in Lubbock and Randall Counties, Texas.

I have signed this certificate this 19th day of January, 1989.

TEXAS MARKET TIRE, INC.

BY:	/s/ Mel G. Shook
MEL G. SHOOK, President

STATE OF TEXAS	) (
) (
COUNTY OF LUBBOCK	) (

BEFORE ME, a Notary Public, on this day personally appeared MEL G. SHOOK, known to me to be the person whose name is subscribed to the foregoing document and being by me first duly sworn, declared that the statements therein contained are true and correct.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 19th day of January, 1989.

/s/ Kelly Griffith
Notary Public, State of Texas

/s/ Kelly Griffith
Notary’s Printed Name and Commission Expiration

ASSUMED NAME CERTIFICATE

FOR AN INCORPORATED BUSINESS OR PROFESSION

1.	The assumed name under which the business or professional service is or is to conducted or rendered is Shook Tire Co.

2.	The name of the incorporated business or profession as stated in its Articles or Incorporation or comparable document is Texas Market Tire Inc., and the charter number or certificate of authority number, if any, is .

3.	The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1502 E. 36th St Lubbock, Tex. 79404.

4.	The period, not to exceed ten years, during which the assumed name will be used is 10 years.
.

5.	The corporation is a (circle one) business corporation, non-profit corporation, professional corporation, professional association or other type of corporation (specify) , or other type of incorporated business, professional or other association or legal entity (specify) .

6.	If the corporation is required to maintain a registered office in Texas, the address of the registered office is 1502 E 36th St and the name of its registered agent at such address is Melvin G. Shook Lubbock Tex. 79404. The address of the principal office (if not the same as the registered office) is _______________________________________.

7.	If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is ; and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is and the office address elsewhere is .

8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “all” or “all except All”).

/s/ Illegible
Signature of officer, representative or attorney-in-fact of the corporation

Before me on this 21st day of February, 1989, personally appeared                                                                   and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.

/s/ Illegible
(Notary seal)	Notary Public Lubbock County

NOTE: A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.

STATEMENT OF CHANGE OF REGISTERED OFFICE

BY A PROFIT CORPORATION

TEXAS MARKET TIRE, INC.

A Texas Corporation

Charter No. 01095779-00

1. The name of the corporation is TEXAS MARKET TIRE, INC.

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State Texas, before filing this statement, is 1502 East 36th Street, Lubbock, Texas 79404.

3. The address, including street and number, to which its registered office is to be changed to is 8308 Upland Avenue, Lubbock, Texas 79424.

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, before filing this statement is MEL G. SHOOK.

5. The name of its new registered agent is - NO CHANGE.

6. The address of its registered office and the address of its registered agent as changed, will be identical.

7. Such changes were authorized by:

☒☒	A. The Board of Directors

☐	B. An officer of corporation so authorized by the Board of Directors

/s/ Mel G. Shook
MEL G. SHOOK, President

THE STATE OF TEXAS

COUNTY OF LUBBOCK

BEFORE ME, the undersigned authority, on this day personally appeared MEL G. SHOOK, who being by me duly sworn, declared that he is the person who signed the foregoing document and that the statements contained therein are true.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 21st day of October, 1997.

/s/ Alison Barber
Notary Public, State of Texas

ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION

OF TEXAS MARKET TIRE, INC.

CHARTER #01095779-00

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Article of Amendment to its Articles of Incorporation:

ARTICLE ONE

The name of the corporation is TEXAS MARKET TIRE, INC.

ARTICLE TWO

The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on October 20, 1997. The amendment alters Article IV of the original Articles of Incorporation to read as follows:

ARTICLE IV

Stock

The corporation is authorized to issue two classes of shares to be designated respectively “Class A Voting Common” and “Class B Nonvoting Common.” The total number of shares that the corporation is authorized to issue is 1,000,000. The number of Class A Voting Common shares authorized is 500,000, and the par value of each such share is $1.00. The number of Class B Nonvoting Common shares authorized is 500,000 and the par value of each such share is $1.00. Both Class A Voting Common and Class B Nonvoting Common shall have identical participation rights in dividends, corporate distributions, profits, losses and distributions in liquidation of the corporation, the only difference in the two classes of stock being that Class A voting stock has all rights to vote for any and all purposes at stockholders’ meetings.

ARTICLE THREE

The number of shares of the corporation outstanding at the time of the adoption was 1,000, and the number of shares entitled to vote on the amendment was 1,000.

ARTICLE FOUR

The number of shares that voted for the amendment was 1,000, and the number of the shares that voted against the amendment was 0.

DATED: October 20, 1997.

TEXAS MARKET TIRE, INC.

By	/s/ Mel G. Shook
MEL G. SHOOK, President

THE STATE OF TEXAS

COUNTY OF LUBBOCK

BEFORE ME, the undersigned authority, on this day personally appeared MEL G. SHOOK, who being by me duly sworn, declared that he is the person who signed the foregoing document as President of Texas Market Tire, Inc. and that the statements contained therein are true and correct.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 20th day of October, 1997.

/s/ Sandra K. Mallory
Notary Public, State of Texas

2

Texas Market Tire, Inc.

ASSUMED NAME CERTIFICATE

OF

TEXAS MARKET TIRE, INC.

STATE OF TEXAS

COUNTY OF LUBBOCK

I, Mel G. Shook, President of TEXAS MARKET TIRE, INC., a Texas Corporation, for the purpose of complying with Section 36.11 of the Business and Commerce Code of the State of Texas, do hereby certify the following facts:

1. That the assumed name under which the corporation will conduct and transact business is BIG STATE WHEEL SUPPLY of Hewitt, McLennan County, Texas.

2. That the true and full name of the corporation conducting and transacting the business is TEXAS MARKET TIRE, INC., and the charter number is 01095779.

3. The state, country or other jurisdiction under which laws the corporation was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 8308 Upland Avenue, Lubbock, Texas 79424.

4. The corporation is required to maintain a registered office in Texas, and the address of the registered office is 8308 Upland Avenue, Lubbock, Texas 79424, and the name of its registered agent at this address is Mel G Shook.

5. The corporation will use the assumed name from January 1, 1998 until December 31, 2008

6. The corporation is transacting business under its assumed name in Lubbock County, Texas.

I have signed this certificate this 12 day of November, 1997.

TEXAS MARKET TIRE, INC.

BY.	/s/ Mel G. Shook
Mel G. Shook, President

STATE OF TEXAS

COUNTY OF LUBBOCK

Before Me, a Notary Public, on this day personally appeared Mel G. Shook, known to me to be the person whose name is subscribed to the foregoing document and being by me first duly sworn, declared that the statements therein contained are true and correct.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 12th day of November 1997

/s/ Stephanie J. Evitt
Notary Public, State of Texas

/s/ Stephanie J. Evitt 10-3-2000
Notary’s Printed Name and Commission Expiration

Texas Market Tire, Inc.

ASSUMED NAME CERTIFICATE

OF

TEXAS MARKET TIRE, INC.

STATE OF TEXAS

COUNTY OF LUBBOCK

I, Mel G. Shook, President of TEXAS MARKET TIRE, INC., a Texas Corporation, for the purpose of complying with Section 36.11 of the Business and Commerce Code of the State of Texas, do hereby certify the following facts:

1. That the assumed name under which the corporation will conduct and transact business is BIG STATE TIRE SUPPLY of Lubbock, Hildago, Randall, Tom Green, Wichita, Travis, Bexar, and Smith Counties, Texas.

2. That the true and full name of the corporation conducting and transacting the business is TEXAS MARKET TIRE, INC., and the charter number is 01095779.

3. The state, country or other jurisdiction under which laws the corporation was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 8308 Upland Avenue, Lubbock, Texas 79424.

4. The corporation is required to maintain a registered office in Texas, and the address of the registered office is 8308 Upland Avenue, Lubbock, Texas 79424, and the name of its registered agent at this address is Mel G. Shook

5. The corporation will use the assumed name from January 1, 1998 until December 31, 2008.

6. The corporation is transacting business under its assumed name in Lubbock County, Texas.

I have signed this certificate this 22 day of December, 1997.

TEXAS MARKET TIRE, INC.

BY:	/s/ Mel G. Shook
Mel G. Shook, President

STATE OF TEXAS

COUNTY OF LUBBOCK

Before Me, a Notary Public, on this day personally appeared Mel G. Shook, known to me to be the person whose name is subscribed to the foregoing document and being by me first duly sworn, declared that the statements therein contained are true and correct.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 22nd day of DECEMBER, 1997

/s/ Alison Barber
Notary Public, State of Texas

/s/ Alison Barber
Notary’s Printed Name and Commission Expiration

PUBLIC INFORMATION REPORT (PIR)

NOTIFICATION

Prior to tax year 2002 copies of Public Information Reports may not have been retained by the Secretary of State of Texas. If you have received this notification in place of a listed report prior to that date you must contact the Comptroller of Public Accounts at (512) 463-4600 to request copies of the record.

_____________ ____________________	3333	02120160107

a. T Code __ 13196

		Do not write in the space above

TEXAS FRANCHISE TAX		c. Taxpayer identification number	d. Report year
PUBLIC INFORMATION REPORT		17522590607	2002
MUST be filed with your Corporation Franchise Tax Report		______	__ 1, 2, 3, 4

Corporation name and address		Secretary of State _________ ____________________________________
TEXAS MARKET TIRE INC.
8308 UPLAND AVENUE LUBBOCK, TX 79424		_____________ __________ ________ 00109577930

The following Information MUST be provided for the Secretary of State (S.O.S) by each corporation that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.

“SECTION A” MUST BE COMPLETE AND ACCURATE.

If preprinted information is not correct, please type or print the correct information.

☒ Check hear if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

Corporation’s principal office

8308 UPLAND AVENUE LUBBOCK, TX 79424

Principal place of business

8308 UPLAND AVENUE LUBBOCK, TX 79424

SECTION A. Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
M.G. SHOOK	PRES	☒ YES

MAILING ADDRESS			Expiration date (mm-dd-yy)
8308 UPLAND AVENUE LUBBOCK, TX 79424

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
J.G. HALE	2ND VP	☒ YES

MAILING ADDRESS			Expiration date (mm-dd-yy)
8308 UPLAND AVENUE LUBBOCK, TX 79424

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
M.C. SHOOK	VP	☒ YES

MAILING ADDRESS			Expiration date (mm-dd-yy)
8308 UPLAND AVENUE LUBBOCK, TX 79424

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
BILL PFANNENSTIEL	SEC/TREAS	☐ YES

MAILING ADDRESS			Expiration date (mm-dd-yy)
8308 UPLAND AVENUE LUBBOCK, TX 79424

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
☐ YES
MAILING ADDRESS			Expiration date (mm-dd-yy)

SECTION B.	List each corporation in which this reporting corporation owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. If none, enter ‘NONE.’ Use additional sheets, if necessary.

Name of owned (subsidiary) corporation	State of Incorporation	Texas S.O.S the number	Percentage interest
NONE
Name of owned (subsidiary) corporation	State of Incorporation	Texas S.O.S the number	Percentage interest

SECTION C.	List each corporation that owns an interest of ten percent (10%) or more in this reporting corporation. Enter the information requested for each corporation. If none, enter “NONE.” Use additional sheets, if necessary.

Name of owned (subsidiary) corporation	State of Incorporation	Texas S.O.S the number	Percentage interest
NONE

Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State)
Agent:	MEL. G. SHOOK	PRESIDENT
Office:	8308 UPLAND AVENUE LUBBOCK, TEXAS 79424		☐	Check here if you need forms to change this information

I declare that the information in this document and any attachment is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or a related corporation.

Sign here	Officer director, or other authorized person	Title	Date	_______ (Area code and number)
	/s/ Illegible	PRESIDENT	3-15-02	806 866 9658

_____________ ____________________	3333	03218220410

a T Code __ 13196

		Do not write in the space above

TEXAS FRANCHISE TAX		c. Taxpayer identification number	d. Report year
PUBLIC INFORMATION REPORT		17522590607	2003
MUST be filed to satisfy franchise tax requirements		______	__ 1, 2, 3, 4

Corporation name and address		Secretary of State _________ ____________________________________
TEXAS MARKET TIRE INC.
8308 UPLAND AVENUE LUBBOCK, TX 79424		_____________ __________ ________ 00109577930

The following information MUST be provided for the Secretary of State (S.O.S) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.

“SECTION A” MUST BE COMPLETE AND ACCURATE.

If preprinted information is not correct, please type or print the correct information. Please sign below!

•	Blacken this circle completely if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

Corporation’s principal office

8308 UPLAND AVENUE LUBBOCK, TX 79424

Principal place of business

8308 UPLAND AVENUE LUBBOCK, TX 79424

SECTION A. Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
M.G. SHOOK	PRES	☒ YES

MAILING ADDRESS			Expiration date (mm-dd-yy)
8308 UPLAND AVENUE LUBBOCK, TX 79424

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
J.G. HALE	2ND VP	☒ YES

MAILING ADDRESS			Expiration date (mm-dd-yy)
8308 UPLAND AVENUE LUBBOCK, TX 79424

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
M.C. SHOOK	VP	☒ YES

MAILING ADDRESS			Expiration date (mm-dd-yy)
8308 UPLAND AVENUE LUBBOCK, TX 79424

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
☐ YES

MAILING ADDRESS			Expiration date (mm-dd-yy)

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
☐ YES

MAILING ADDRESS			Expiration date (mm-dd-yy)

SECTION B.	List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets, if necessary.

Name of owned (subsidiary) corporation	State of Incorporation	Texas S.O.S the number	Percentage interest
NONE
Name of owned (subsidiary) corporation	State of Incorporation	Texas S.O.S the number	Percentage interest

SECTION C.	List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company if necessary.

Name of owned (subsidiary) corporation	State of Incorporation	Texas S.O.S the number	Percentage interest
NONE

Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.)
Agent:	MEL. G. SHOOK	PRESIDENT
Office:	8308 UPLAND AVENUE LUBBOCK, TEXAS 79424		O Blacken this circle if you need forms to change this information.

I declare that the information in this document and any attachment is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or a limited liability company or a related corporation.
Sign here	Officer director or other authorized person	Title	Date	_______ (Area code and number)
	/s/ Illegible	PRESIDENT	7/31/03	(806) 798-8194

After Recording Return To: Bennett G. Cook, P.O. Box 1979, Lubbock, Texas 79408-1979.

ASSUMED NAME CERTIFICATE

OF

TEXAS MARKET TIRE, INC.

STATE OF TEXAS	)(
)(
COUNTY OF LUBBOCK	)(

I, MEL G. SHOOK, President of TEXAS MARKET TIRE, INC., a Texas Corporation, for the purpose of complying with Section 36.11 of the Business and Commerce Code of the State of Texas, do hereby certify the following facts:

1. That the assumed name under which the corporation will conduct and transact business is BIG STATE TIRE SUPPLY of Hays County, Texas.

2. That the true and full name of the corporation conducting and transacting the business is TEXAS MARKET TIRE, INC., and the charter number is 01095779.

3. The state, country or other jurisdiction under which the laws the corporation was incorporated in Texas, and the address of its registered or similar office in that jurisdiction is 8308 Upland Avenue, Lubbock, Texas 79424.

4. The corporation is required to maintain a registered office in Texas, and the address of the registered office is 8308 Upland Avenue, Lubbock, Texas 79424, and the name of its registered agent at this address is MEL G. SHOOK.

5. The corporation will use the assumed name from January 1, 2004, until December 31, 2013.

6. The corporation is transacting business under its assumed name in Hays County, Texas.

I have signed this certificate this 7th day of June, 2004.

TEXAS MARKET TIRE, INC.

By:	/s/ Mel G. Shook
MEL G. SHOOK, President

STATE OF TEXAS	)(
)(
COUNTY OF LUBBOCK	)(

Before me, a notary public, on this day personally appeared MEL G. SHOOK, known to me to be the person whose name is subscribed to the foregoing document and being by me first duly sworn, declared that the statements therein contained are true and correct.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 7th day of June, 2004.

/s/ Bennett G. Cook
Notary Public, State of Texas

Texas Market Tire, Inc.

ASSUMED NAME CERTIFICATE

OF

TEXAS MARKET TIRE, INC.

STATE OF TEXAS

COUNTY OF LUBBOCK

I, Mel G. Shook, President of TEXAS MARKET TIRE, INC., a Texas Corporation, for the purpose of complying with Section 36.11 of the Business and Commerce Code of the State of Texas, do hereby certify the following facts:

1. That the assumed name under which the corporation will conduct and transact business is BIG STATE TIRE SUPPLY of Dallas, Hays County, Texas.

2. That the true and full name of the corporation conducting and transacting the business is TEXAS MARKET TIRE, INC., and the charter number is 01095779.

3. The state, country or other jurisdiction under which laws the corporation was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 8308 Upland Avenue, Lubbock, Texas 79424.

4. The corporation is required to maintain a registered office in Texas, and the address of the registered office is 8308 Upland Avenue, Lubbock, Texas 79424, and the name of its registered agent at this address is Mel G Shook.

5. The corporation will use the assumed name from January 1, 2004 until December 31, 2014.

6. The corporation is transacting business under its assumed name in Lubbock County, Texas.

I have signed this certificate this 28th day of May, 2004.

TEXAS MARKET TIRE, INC.

BY:	/s/ Mel G. Shook
Mel G. Shook, President

STATE OF TEXAS

COUNTY OF LUBBOCK

Before me, a Notary Public, on this day personally appeared Mel G. Shook, known to me to be the person whose name is subscribed to the foregoing document and being by me first duly sworn, declared that the statements therein contained are true and correct.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of May, 2004.

/s/ Bennett G. Cook
Notary Public, State of Texas

Notary’s Printed Name and Commission Expiration

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

OF

TEXAS MARKET TIRE, INC.

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE

The name of the corporation is TEXAS MARKET TIRE, INC.

ARTICLE TWO

The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on July 6, 2004. Upon the effectiveness of the filing of these Articles of Amendment, each outstanding share of Class A Voting Common Stock of the corporation, par value $1.00 per share, and each outstanding share of Class B Nonvoting Common Stock of the corporation, par value $1.00 per share, shall be converted on a 1 to 1 basis into common stock of the corporation, par value $1.00. This amendment alters Article IV (Stock) of Articles of Incorporation, as amended by those certain Articles of Amendment to the Articles of Incorporation of the corporation filed with the Office of the Secretary of State of Texas on October 27, 1997, to read as follows:

ARTICLE IV

Stock

The capital stock of the corporation shall consist of one class of voting common stock. The aggregate number of shares the corporation shall have authority to issue is 1,000,000 shares of common stock with $1.00 par value.

ARTICLE THREE

The number of voting shares of the corporation outstanding at the time of adoption was 1,000, and the number of shares entitled to vote on the amendment was 1,000.

ARTICLE FOUR

The number of voting shares that voted for the amendment was 1,000, and the number of voting shares that voted against the amendment was 0.

Dated: July 6, 2004

TEXAS MARKET TIRE, INC.

By:	/s/ Melvin G. Shook
MELVIN G. SHOOK, President

THE STATE OF TEXAS

COUNTY OF LUBBOCK

BEFORE ME, the undersigned authority, on this day personally appeared MELVIN G. SHOOK, who being by me duly sworn, declared that he is the person who signed the foregoing document as President and that the statements contained therein are true.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 6th day of July, 2004.

/s/ Bennett G. Cook
Notary Public, State of Texas

Filed in the Office of the
Office of the Secretary of State	Secretary of State of Texas
Corporations Section	Filing #: 109577900 08/26/2004
P.O. Box 13697	Document #: 68482170002
Austin, Texas 78711-3697	Image Generated Electronically
(Form 401)	for Web Filing

CHANGE OF REGISTERED AGENT/REGISTERED OFFICE

1.	The name of the entity is:

TEXAS MARKET TIRE, INC.

The file number issued to the entity by the Secretary of State is 109577900.

2.	The entity is: (Check one)

☑	A business corporation, professional corporation, or professional association, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

☐	A non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

☐	A limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

☐	A limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

☐	A foreign limited liability partnership, which has authorized the changes indicated below, as provided by the Texas Revised Partnership Act.

☐	An out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.

3.	The registered office address as PRESENTLY shown in the records of the Texas Secretary of State is:

8308 UPLAND AVE, Lubbock, TX, USA 79424

4.	☑	A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)

701 Brazos Street, Suite 1050, Austin, TX, USA 78701

OR

	☐	B. The registered office address will not change.

5.	The name of the registered agent as PRESENTLY shown in the records of the Texas Secretary of State is: Mel G Shook.

6.	☑	A. The name of the NEW registered agent is: Corporation Service Company d/b/a CSC - Lawyers Incorporating Service Company.

OR

☐	B. The registered agent will not change.

7.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

8.	☑	A. This document will become effective when the document is filed by the Secretary of State.

	☐	B. This document will become effective at a later date, which is not more than ninety (90) days from the date of its filing by the Secretary of State. The delayed effective date is:

By:	J. Michael Gaither, Vice President
(A person authorized to sign on behalf of the entity)

FILING OFFICE COPY

Office of the Secretary of State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697

ASSUMED NAME CERTIFICATE

FOR FILING WITH THE SECRETARY OF STATE

1.	The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Texas Market Tire, Inc.

2.	The assumed name under which the business or professional service is or is to be conducted or rendered is Big State American Tire Distributors, Inc.

3.	The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas and the address of its registered or similar office is that jurisdiction is 8308 Upland Ave., Lubbock, TX 79424

4.	The period, not to exceed 10 years, during which the assumed name will be used is 10 years from the date of filing of this Certificate.

5.	The entity is a (check one):

A.

☑	Business Corporation	☐	Non-Profit Corporation
☐	Professional Corporation	☐	Professional Association
☐	Limited Liability Company	☐	Limited Partnership
☐	Registered Limited Liability Partnership

B. If the entity is some other type business, professional or other association that is incorporated, please specify below (e.g., bank, savings and loan association, etc.)

6.	If the entity is required to maintain a registered office in Texas, the address of the registered office is 8308 Upland Ave., Lubbock, TX 79424 and the name of its registered agent at such address is Mel shook

The address of the principal office (if not the same as the registered office) is

7.	If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is and if the entity is not incorporated, organized, or associated under the laws of Texas, the address of its place of business in Texas is and the office address elsewhere is

8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (If applicable, use the designation “ALL” or “ALL EXCEPT”)

ALL

9.	The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document.

By	/s/ Illegible
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity

NOTE

This term is designed to meet statutory requirements for filing with the secretary of state and is not designed to meet ____ requirements __ the ___ _____. Filing requirements for _______ _________ to be filed with the _______ clerk _______. _______ _____ documents filed with the _____clerk are to be executed and ____________ by the filing party, which required that the ________ be _____________.

Form No. 503

Revised 9/99

NORTH CAROLINA

MECKLENBURG COUNTY

I, Deborah B. Gardner, a Notary Public for said County and State, do hereby certify that J. Michael Gaither personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal, this the 3rd day of August, 2004.

/s/ Illegible
Notary Public

My Commission expires October 21, 2008

_____________ ____________________	3333

__ T CODE 13196

		Do not ___________________

TEXAS FRANCHISE TAX		c. __________________________	d. Report year
PUBLIC INFORMATION REPORT		17522590607	2004
MUST be filed to satisfy franchise tax requirements		______	__ 1, 2, 3, 4

Corporation name and address		Secretary of State _________ ____________________________________
TEXAS MARKET TIRE INC.
8308 UPLAND AVENUE LUBBOCK, TX 79424		_____________ __________ ________ Page 1 00109577930

If preprinted information is not correct, please type or print the correct information.

The following Information MUST be provided for the Secretary of State (S.O.S) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

			Please Sign below! __________________ __________________ __________________

• Blacken this circle completely if there are currently no changes to the information preprinted in Section A of this report. Then, complete Section B and C.

_____________________________________

8308 UPLAND AVENUE LUBBOCK, TX 79424

Principal ____________ business

8308 UPLAND AVENUE LUBBOCK. TX 79424

SECTION A. Name, title and mailing address of each officer and director.

NAME	TITLE	DIRECTOR
M.G. SHOOK	PRES	☒ YES

________________			Term _________________________
8308 UPLAND AVENUE LUBBOCK, TX 79424

NAME	TITLE	DIRECTOR
J.G. HALE	2ND VP	☒ YES

MAILING ADDRESS			Term _________________________
8308 UPLAND AVENUE LUBBOCK, TX 79424

NAME	TITLE	DIRECTOR
M.C. SHOOK	VP	☒ YES

MAILING ADDRESS			Term _________________________
8308 UPLAND AVENUE LUBBOCK, TX 79424

NAME	TITLE	DIRECTOR
☐ YES
MAILING ADDRESS			Term _________________________

NAME	TITLE	DIRECTOR
☐ YES
MAILING ADDRESS			Term _________________________

SECTION B.	List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation	State of Incorporation	Texas ___________	____________________
NONE
Name of owned (subsidiary) corporation	State of Incorporation	Texas ___________	____________________

SECTION C.	List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.

Name of owned ____________________	State of _______________	___________________________	__________________
NONE

Registered agent and registered office currently on file. (See instructions if you need to make changes.)
Agent:	MEL. G. SHOOK	PRESIDENT
Office:	8308 UPLAND AVENUE LUBBOCK, TEXAS 79424		• Check here if you need forms to change this information

Sign here	Officer director or other authorized person	Title	Date	__________________________________
	/s/ Illegible	PRESIDENT	_______	_____________________________

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